STI CLASSIC VARIABLE TRUST
Supplement dated May 1, 2007, to the
Mid-Cap Core Equity Fund (formerly the Mid-Cap Equity Fund)
Prospectuses dated May 1, 2007
Important Notice Regarding the Name and Investment Policy of the Mid-Cap Core Equity Fund.
Prior to May 31, 2007 the Mid-Cap Core Equity Fund will continue to be named the Mid-Cap Equity Fund.
Until May 31, 2007 the information below replaces the third paragraph under the Investment Strategy.
Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with generally 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.